SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                               September 13, 2007
                               ------------------
                Date of Report (Date of earliest event reported)




                                SOYO GROUP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


         Nevada                         333-42036                95-4502724
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                            1420 South Vintage Avenue
                         Ontario, California 91761-3646
                         ------------------------------
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

Item 8.01 Other Events


Ming Chok, Chief Executive Officer, sent a letter to shareholders over the weekend. The purpose of the letter was to update shareholders of all current events at the Company, and plans for the future. Highlights included:

A projection of 2007 fully diluted earnings per share of seven to eight cents.

The Company currently meets all criteria for listing on the American Stock Exchange except share price. The Company plans to list on the AMEX as soon as possible.


The roll out of the first Honeywell Branded products will take place in 2007. First products to be released will be portable USB 2.0 Pocket hard drives and various sized LCD computer monitors featuring web cameras, microphones and various other features. Additional product roll outs, including LCD televisions, are scheduled for first half of 2008.


The Company issued a press release on Monday, September 10, 2007 containing a summary of the letter to shareholders. The entire letter can be found on the SOYO Group, Inc. web site at:

          http://www.soyogroup.com/media/investors/shareholdersletter/
                       Shareholders_Letter_Sept.6.2007.pdf



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    SOYO GROUP, INC.
                                                     (Registrant)



Date: September 13, 2007                            By:    /s/ MING CHOK
      ------------------                           ---------------------
                                                          Ming Chok, CEO



Date: September 13, 2007                            By:    /s/ NANCY CHU
      ------------------                           ---------------------
                                                          Nancy Chu, CFO